UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

5th AMENDMENT TO FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 7, 2009

CRC Crystal Research Corporation

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52472	86-0728263
(Commission File Number)	(IRS Employer Identification No.)

4952 East Encanto Street, Mesa, AZ	85205
(Address of Principal Executive Offices)	(Zip Code)

480.452.3301

(Registrant's Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 7, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 7, 2009 the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor.

The PCAOB revoked the registration of Moore and Associates, Chartered on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation. At the time of initial filing of this 8-K, August 7, 2009, the Registrant was completely unaware of the SEC investigation of Moore and Associates.

On September 17, 2009, Seale and Beers withdrew from its engagement as the Registrant’s new independent registered public account firm  and GBH CPAs, PC was engaged as the Registrant’s new independent registered public account firm.  During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted with GBH CPAs, PC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.  During the registrant's two most recent fiscal years and any subsequent interim periods through the date of withdrawal on September 17, 2009, there were no disagreements with Seale and Beers CPAs whether or not resolved, on any matter of accounting  principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Seal and Beers CPAs’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

During the interim period through the date of withdrawal on September 17, 2009, we did not experience any reportable events.

The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the engagement of GBH CPAs, PC as its independent auditor.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits
16.1	Letter from Seale and Beers, CPAs, dated December 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2009

By: /s/ Kiril A. Pandelisev

Name: Dr  Kiril A. Pandelisev
Title: CEO